LIBERTY FEDERAL SECURITES FUND

                           Supplement to Prospectuses
                              dated January 1, 2003
                    (Replacing Supplement dated July 1, 2003)



The second paragraph under the caption "PERFORMANCE HISTORY; Understanding Performance; Average Annual Total Returns" is replaced in its entirety as follows:

         The Fund compares its performance to the Citigroup Government/Mortgage Index. This index is a combination of the Citigroup US Government Index (Govenment Index) and the Citigroup Mortgage Index (Mortgage Index). The Government Index is composed of the Treasury and Government-Sponsored Indices within the US Broad Investment Grade (BIG) Bond Index. The Mortgage Index measures the mortgage component of the US BIG Index, comprising GNMA, FNMA, and FHLMC pass-through mortgages. Previously, the Fund's returns were compared to the Lehman Brothers Intermediate U.S. Government Bond Index (Lehman Index), an unmanaged index that tracks the performance of intermediate U.S. Government securities. The Citigroup Government/Mortgage Index more closely approximates the Fund's portfolio, which has exposure to mortgage-backed securities. The Fund's returns are also compared to the average return of the funds included in the Lipper General U.S. Government Funds category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund. Sales charges are not reflected in the Lipper Average.

         Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.


The following row is added to the chart entitled "Average Annual Total Returns - for periods ended December 31, 2001"
                                      Inception Date  1 year  5 years  10 years
Citigroup Government/Mortgage Index         N/A        7.69%  7.45%     7.17%


The section MANAGING THE FUND; Portfolio Managers is revised in its entirety as follows:

        Ann T. Peterson, a senior vice president of Columbia, is the manager for the Fund, and has managed or co-managed the Fund since June, 2000. Since 1993, she has served as a manager or co-manager of various other taxable income funds for Columbia.



760-36/199P-0803                                               September 3, 2003